UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 22, 2018

BEIGENE, LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Mourant Ozannes Corporate Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands

(Address of Principal Executive Offices) (Zip Code)

+1 (345) 949 4123
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On July 24, 2018, BeiGene, Ltd. (the “Company”) entered into a Consulting Agreement (the “2018 Consulting Agreement”) with Dr. Xiaodong Wang, co-founder of the Company, director and Chairman of the Scientific Advisory Board, to renew the consulting arrangement between the Company and Dr. Wang. Pursuant to the 2018 Consulting Agreement, Dr. Wang will continue to provide certain scientific and strategic advisory services to the Company as requested by the Company from time to time and will continue to receive an annual fee of $100,000 for such services. In addition to the annual fee, Dr. Wang may receive additional compensation as determined in the sole discretion of the Company. The 2018 Consulting Agreement is effective until December 31, 2020. The Company may terminate the 2018 Consulting Agreement upon 30 days’ prior notice to Dr. Wang, provided that Dr. Wang will be entitled to payment for services performed prior to such date.

The foregoing description of the 2018 Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Consulting Agreement, which the Company intends to file with the U.S. Securities and Exchange Commission as an exhibit to a subsequent periodic report or an amendment to this Current Report on Form 8-K.

Item 8.01. Other Events.

On July 22, 2018, the Company issued a press release announcing that its investigational Bruton’s tyrosine kinase inhibitor zanubrutinib has been granted Fast Track Designation by the U.S. Food and Drug Administration for the treatment of patients with Waldenström macroglobulinemia (“WM”) and that the Company intends to pursue accelerate approval of zanubrutinib for patients with WM based on results from the global Phase 1 clinical trial. The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 22, 2018, the Company issued a press release announcing preliminary topline results from the independent review of response data from the pivotal Phase 2 trial of tislelizumab, an investigational anti-programmed cell death protein 1 antibody, in Chinese patients with relapsed/refractory classical Hodgkin’s lymphoma. The full text of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 24, 2018, the Company issued a press release announcing that the first patient was dosed in a global Phase 3 clinical trial of pamiparib, an investigational PARP inhibitor, as maintenance therapy in patients with inoperable locally advanced or metastatic gastric cancer who responded to platinum-based first-line chemotherapy. The full text of this press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 24, 2018, the Company issued a press release announcing that the first patient was dosed in a Phase 3 pivotal clinical trial of tislelizumab, combined with chemotherapy, in China, as a potential first-line treatment for patients with Stage IIIB or IV non-squamous non-small cell lung cancer. The full text of this press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on July 22, 2018
99.2	Press Release issued on July 22, 2018
99.3	Press Release issued on July 24, 2018
99.4	Press Release issued on July 24, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on July 22, 2018
99.2	Press Release issued on July 22, 2018
99.3	Press Release issued on July 24, 2018
99.4	Press Release issued on July 24, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: July 26, 2018	By:	/s/ Scott A. Samuels
Scott A. Samuels
Senior Vice President, General Counsel